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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 FORM 8-K


                              CURRENT REPORT





                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report:  August 25, 1994









                    McCAW CELLULAR COMMUNICATIONS, INC.


A Delaware             Commission File          I.R.S. Employer
Corporation              No. 1-9854              No. 91-1379052






             5400 Carillon Point, Kirkland, Washington  98033

                      Telephone Number (206) 827-4500
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Item 5.  Other Events.

     On August 25, 1994, the United States District Court for the District of Columbia granted AT&T Corp. ("AT&T") a waiver of Section I(D) of the Modification of Final Judgment, United States v. American Telephone & Telegraph Co., 552 F. Supp. 131, 225-34 (D.D.C. 1982), aff'd sub nom. Maryland v. United States, 460 U.S. 1001 (1983) permitting AT&T to acquire McCaw Cellular Communications, Inc.'s (the "Company") interest in cellular properties controlled by Bell Operating Companies. A copy of the Court's opinion and order is attached hereto as Exhibit 99(a).

     The closing of the Company's proposed merger with AT&T remains subject to certain other conditions. See the Company's
Current Report on Form 8-K dated August 8, 1994.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of businesses to be acquired.

               Not applicable.

     (b)  Pro Forma Financial Information.

               Not applicable.

     (c)  Exhibits.

          Exhibit
          Number         Description

           99(a)     Opinion and order, dated August 25, 1994
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                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           McCAW CELLULAR COMMUNICATIONS, INC.


                           R. GERARD SALEMME
                           -------------------------------
                           R. Gerard Salemme
                           Senior Vice President

Date:  August 26, 1994
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                               EXHIBIT INDEX

    Exhibit
    Number

    99(a)     Opinion and order, dated August 25, 1994